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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                       March 4, 1998 (February 17, 1998)



                            Collegiate Pacific Inc.
                            -----------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                      0-17293                 22-2795073
           --------                      -------                 ----------

 (STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (IRS EMPLOYER
       OF INCORPORATION)                                    IDENTIFICATION NO.)




                            13950 Semlac, Suite 200
                          Farmers Branch, Texas  75235
                          ----------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



              Registrant's telephone number, including area code:
                                 (972) 243-8100
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On February 17, 1998, the stockholders of DSSI Corporation, a Pennsylvania corporation (the "Company"), approved a sale of a majority stock position to Michael J. Blumenfeld (who was named Chief Executive Officer), a new slate of directors, and a change in its business operations from drug testing to the manufacture and distribution of sports equipment. The change of control was effected by the purchase by Mr. Blumenfeld of 9,900,000 shares of Company common stock for an aggregate purchase price of $1,980,000 pursuant to the terms and subject to the conditions of that certain Stock Purchase Agreement dated August 18, 1998 by and between DSSI Corporation, Michael J. Blumenfeld and Adam L. Blumenfeld. As a result of the acquisition, Michael J. Blumenfeld owns approximately 59.7% of the issued and outstanding common stock of the Company.

         In connection with the sale of stock to Mr. Blumenfeld, the Company also acquired the assets of Collegiate Pacific Inc., a Delaware corporation, owned by Mr. Blumenfeld for approximately $2,800,000.

         In addition, on February 17, 1998, the stockholders of the Company approved a change of name of the Company from DSSI Corporation to Collegiate Pacific Inc., which was filed with the Department of State of the Commonwealth of Pennsylvania on February 20, 1998.

ITEM 2.  ACQUISITION OF DISPOSITION OF ASSETS.

         On February 17, 1998, the Company acquired all of assets of Collegiate Pacific Inc., a Texas corporation, in connection with the sale of a majority stock position to Michael J. Blumenfeld and the change in the business operations of the Company from drug testing to the manufacture and distribution of sports equipment. Collegiate Pacific Inc. is wholly-owned by Michael J. Blumenfeld, who in connection with the above-described transaction, was appointed Chief Executive Officer of the Company on February 17, 1998. The assets were acquired by the Company at cost, or approximately $2,800,000. The acquired assets will be used in the manufacture and distribution of sports equipment.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements. Incorporated by reference from the Company's definitive proxy statement on Schedule 14A filed with the Commission on January 30, 1998.

         (b) Pro Forma Information. Incorporated by reference from the Company's definitive proxy statement on Schedule 14A filed with the Commission on January 30, 1998.

         (c)     Exhibits

         2.1 Stock Purchase Agreement dated August 18, 1998 among DSSI Corporation, a Delaware corporation, Michael J. Blumenfeld, and Adam L. Blumenfeld.

         3.1 Form of Certificate of Amended to the Articles of Incorporation of DSSI Corporation.

         99.1    Press Release issued by DSSI Corporation on February 18, 1998.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  March 4, 1998                      COLLEGIATE PACIFIC INC.,
                                                a Pennsylvania corporation


                                                By: /s/ Michael J. Blumenfeld
                                                   ----------------------------
                                                        Michael J. Blumenfeld
                                                        President and Chief
                                                        Executive Officer


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                               INDEX TO EXHIBITS

EXHIBIT NUMBER     DESCRIPTION
--------------     -----------
   2.1             Stock Purchase Agreement dated August 18, 1998 among DSSI
                   Corporation, a Delaware corporation, Michael J. Blumenfeld, and Adam L. Blumenfeld.

   3.1 Form of Certificate of Amended to the Articles of Incorporation of DSSI Corporation.

   99.1            Press Release issued by DSSI Corporation on
                   February 18, 1998.